UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 6, 2017 (June 5, 2017)

Commission File Number	Exact name of Registrant as specified in its charter, Address of principal executive offices and Telephone number	State of incorporation	I.R.S. Employer Identification Number
001-35979	HD SUPPLY HOLDINGS, INC. 3100 Cumberland Boulevard, Suite 1480 Atlanta, Georgia 30339 (770) 852-9000	Delaware	26-0486780

333-159809	HD SUPPLY, INC. 3100 Cumberland Boulevard, Suite 1480 Atlanta, Georgia 30339 (770) 852-9000	Delaware	75-2007383

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02     Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective June 5, 2017, HD Supply Holdings, Inc. and HD Supply, Inc. (collectively, the “Company”) appointed William P. Stengel, age 39, as President and Chief Executive Officer, HD Supply Facilities Maintenance.  Mr. Stengel will now lead the HD Supply Facilities Maintenance business unit, with Joseph DeAngelo continuing as the Company’s Chairman, President and Chief Executive Officer. Mr. DeAngelo led the business unit on an interim basis from September 2015 through the effective date of Mr. Stengel’s appointment.

Mr. Stengel has 20 years of experience in finance and growth strategy. He served as Chief Operating Officer for HD Supply Facilities Maintenance from August 2016 — June 2017; as Senior Vice President, Chief Commercial Officer of HD Supply from January 2016 to August 2016; as Senior Vice President, Strategic Business Development and Investor Relations from July 2013 through January 2016; and as Vice President, Strategic Business Development from June 2010 to July 2013. Prior to joining HD Supply in 2005, Mr. Stengel worked for Stonebridge Associates, an investment banking firm focused on merger and acquisition and strategic financial advisory services to middle-market companies across a range of consumer, technology, and industrial sectors. He also worked in corporate and investment banking with Bank of America Merrill Lynch. Mr. Stengel holds a bachelor’s degree in economics from Trinity College (CT) and an M.B.A. degree with a concentration in strategy and finance from Vanderbilt University’s Owen Graduate School of Management.

Effective with his appointment, Mr. Stengel will receive an annual base salary of $500,000, and will participate in the Company’s Annual Incentive Plan for Executive Officers, with a target opportunity of 75% of base salary. He will also be eligible to receive long-term incentive awards, which will be granted in such amount and equity mix as determined by the Compensation Committee of the Board of Directors at the time of grant. He will be eligible to receive benefits that are generally made available to employees of the Company at comparable levels. Pursuant to the Company’s current practice, in the event of involuntary termination without cause and contingent upon execution of a release, non-competition and non-solicitation agreement, Mr. Stengel would receive up to 24 months of base pay continuation. Additionally, Mr. Stengel has entered into the Company’s standard form of change in control agreement, filed as Exhibit 10.47 to the Company’s annual report on Form 10-K filed with the U.S. Securities and Exchange Commission on March 14, 2017.

There are no family relationships between Mr. Stengel and any officer or director of the Company. There are no actual or proposed transactions between Mr. Stengel or any of his immediate family members and the Company that would require disclosure under Item 404(a) of Regulation S-K in connection with his appointment.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 6, 2017	HD Supply Holdings, Inc.

	By:	/s/ Dan S. McDevitt
Dan S. McDevitt
General Counsel and Corporate Secretary

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 6, 2017	HD Supply, Inc.

	By:	/s/ Dan S. McDevitt
Dan S. McDevitt
General Counsel and Corporate Secretary